UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2006

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	0-20242	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California		94597
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 3, 2006, Central Garden & Pet Company (the “Company”) entered into an underwriting agreement with Banc of America Securities LLC, as underwriter (the “Underwriting Agreement”) pursuant to which the Company agreed to sell 1,975,000 shares of common stock, par value $0.01 per share, at an initial public offering price per share of $53.50.

The offering is expected to close on March 8, 2006.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated as of March 3, 2006 among Banc of America Securities LLC, as underwriter, and the Company.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP re legality.

23	Consent of Independent Registered Public Accounting Firm (refiled to include conformed signature).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ Stuart W. Booth
Stuart W. Booth
Executive Vice President and
Chief Financial Officer

Dated: March 7, 2006

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Exhibit No.	Description
1.1	Underwriting Agreement dated as of March 3, 2006 among Banc of America Securities LLC, as underwriter, and the Company.

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP re legality.

23	Consent of Independent Registered Public Accounting Firm (refiled to include conformed signature).

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